UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
___________________________________
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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
GIGACLOUD TECHNOLOGY INC
________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

GigaCloud Technology Inc
4388 Shirley Avenue
El Monte, CA 91731

Telephone: 626-912-8886
April 29, 2025
To the Shareholders of GigaCloud Technology Inc:
You are cordially invited to attend the 2025 Annual Meeting of Shareholders, or the Annual Meeting, of GigaCloud Technology Inc, or GigaCloud, on July 11, 2025, Friday, at 9:00 a.m. (Pacific Time), virtually available at the virtual meeting site of meetnow.global/M7MA7UR.
All GigaCloud shareholders of record at the close of business on April 28, 2025 are welcome to attend the Annual Meeting, but it is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote by telephone, by mail, or over the Internet as soon as possible.
Along with the other members of GigaCloud’s board of directors, I look forward to personally greeting those shareholders who attend this year's meeting. On behalf of the board of directors and leadership team of GigaCloud, I would like to express our appreciation for your continued interest in the business of GigaCloud.
Sincerely,

Larry Lei Wu Chairman of the Board of Directors and Chief Executive Officer

GigaCloud Technology Inc
4388 Shirley Avenue
El Monte, CA 91731

Notice of Annual General Meeting of Shareholders

Notice is hereby given that the 2025 Annual General Meeting of Shareholders, or the Annual Meeting, of GigaCloud Technology Inc will be held:
Date: July 11, 2025, Friday
Time: 9:00 a.m. Pacific Time
Virtual Meeting Site1: meetnow.global/M7MA7UR
Unless the context otherwise requires, references to “GigaCloud,” “our company,” “we,” “us,” and “our” refer to GigaCloud Technology Inc.
The purpose of the meeting is to consider and vote on the following resolutions and matters:
1.To ratify the selection and appointment of KPMG Huazhen LLP, an independent registered public accounting firm, as the independent auditor of GigaCloud Technology Inc for the fiscal year ending December 31, 2025 ("Proposal 1”).
2.To approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as disclosed in the Proxy Statement ("Proposal 2").
3.To select, on a non-binding advisory basis, whether the future advisory votes on the compensation of our Named Executive Officers should be held every one, two or three years ("Proposal 3").
4.To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.
Only shareholders of record at the close of business on April 28, 2025, or the record date, are entitled to receive notice of, and attend and vote at the Annual Meeting or any adjournment thereof. A shareholder entitled to attend and vote at the Annual Meeting is entitled to appoint a proxy to attend and vote on his or her behalf. A proxy need not be our shareholders. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.
Your vote is important to us. Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares as soon as possible.
We are electronically disseminating Annual Meeting materials to our shareholders, as permitted under the "Notice and Access" rules approved by the Securities and Exchange Commission. Shareholders who have not opted out of Notice and Access will receive a Notice Regarding the Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet, by telephone or by Email. Shareholders who have opted not to receive Notice or eDelivery will receive a full set of materials via mail.
1 Conducted via live audio webcast, through which you can also submit questions and vote online. The Annual Meeting can be accessed by visiting meetnow.global/M7MA7UR and entering your 16-digit control number (included on the Notice Regarding the Availability of Proxy Materials mailed to you).

PROXY STATEMENT	3

The Notice also provides instructions on how to obtain paper copies if preferred. We expect to mail the Notice Regarding the Availability of Proxy Materials on or around May 2, 2025. We believe electronic delivery of our proxy materials and our Annual Report for the fiscal year ended December 31, 2024, or the 2024 Annual Report, will help us reduce the environmental impact and costs of printing and distributing paper copies and improve the speed and efficiency by which our shareholders can access these materials.
By Order of the Board of Directors,

____________________________________________
Larry Lei Wu
Chairman of the Board of Directors and
Chief Executive Officer
El Monte, CA
April 29, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on July 11, 2025:
The Notice of Annual Meeting, Proxy Statement and 2024 Annual Report to Shareholders will be available electronically at https://www.gigacloudtech.com/

4	GigaCloud Technology Inc

GigaCloud Technology Inc Proxy Statement

PROXY STATEMENT	5

Delinquent Section 16(A) Reports	48
Certain Relationships and Related-Party and Other Transactions	49
Availability of Annual Report on Form 10-K	51
Questions and Answers	52
Additional Information	59

6	GigaCloud Technology Inc

PROPOSAL 1
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
Description of the Proposal
Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit our consolidated financial statements. Our Audit Committee has selected KPMG Huazhen LLP, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2025. KPMG Huazhen LLP has served as our independent auditor since 2020. Our Audit Committee believes at this time that the continued retention of KPMG Huazhen LLP to serve as our independent auditor is in the best interest of our company and our shareholders.
Upon recommendation of our board of directors, our Audit Committee has appointed KPMG Huazhen LLP, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2025. KPMG Huazhen LLP is responsible for auditing our annual consolidated financial statements filed with the SEC and has audited our financial statements with the SEC for the three fiscal year ended December 31, 2024.
Although shareholder approval of the selection of KPMG Huazhen LLP by our Audit Committee and our board of directors is not required, our board of directors believes that it is a matter of good corporate practice to solicit shareholder ratification of this selection. Our board of directors recommends that shareholders vote for approval and ratification of this appointment. If this Proposal 1 is not approved at the Annual Meeting, our board of directors will reconsider its appointment. Even if the selection is ratified, our Audit Committee has the ability to change the engagement of KPMG Huazhen LLP if it considers that a change is in our company’s best interest.
We expect representatives of KPMG Huazhen LLP to be available at the Annual Meeting virtually and available to respond to appropriate questions. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

PROXY STATEMENT	7

Independent Registered Public Accounting Firms Fees
The following table sets forth the aggregate fees by categories specified below in connection with certain professional services rendered by KPMG Huazhen LLP, the independent registered public accounting firm and our independent auditor, for the periods indicated. We did not pay any other fees to the independent registered public accounting firm during the periods indicated below.

	For the Year Ended December 31,
	2024		2023

	($ in thousands)
Audit fees(1)	$2,200		$1,710
Audit-Related Fees(2)	$—		$—
Tax fees(3)	$139	(4)	$139	(5)
Other fees(6)	$—		$319
_____________________
(1)“Audit fees” means the aggregate fees billed or expected to be billed for each of the fiscal years listed for professional services rendered by our auditor for the audit of our annual financial statements, issue of comfort letters in connection with our registration statements, prospectuses and offering memoranda, assistance with and review of documents filed with the SEC and other statutory and regulatory filings.
(2)“Audit-related fees” means the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported as “audit fees” above.
(3)“Tax fees” means the aggregate fees billed for the tax services provided with respect to tax services.
(4)Represents $131,700 plus RMB56,000, translated from Renminbi to U.S. dollars made at a rate of RMB7.2993 to $1.00, being the noon buying exchange rate in effect as of December 31, 2024 as set forth in the H.10 statistical release of The Board of Governors of the Federal Reserve System.
(5)Represents $131,000 plus RMB56,000, translated from Renminbi to U.S. dollars made at a rate of RMB7.0999 to $1.00, being the noon buying exchange rate in effect as of December 31, 2023 as set forth in the H.10 statistical release of The Board of Governors of the Federal Reserve System.
(6)“Other fees” means the aggregate fees billed for non audit-related, tax and financial due diligence services with respect to our acquisitions.
Pre-Approval Policies and Procedures
The policy of our Audit Committee is to pre-approve all audit and non-audit services provided by KPMG Huazhen LLP, an independent registered public accounting firm and our independent auditor, including audit services, audit-related services, tax services and other services as described above. Our Audit Committee evaluated and approved in advance the scope and cost of the engagement of an auditor before the auditor rendered its audit and non-audit services. Pre-approval fee levels or budgeted amounts for all services to be provided by our independent auditor may be established annually by the Audit Committee. For each fiscal year, our Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services, and the total amount of fees for services classified as all other services. Our Audit Committee may delegate either type of preapproval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to our Audit Committee at its next scheduled meeting. All of the fees described in the table above were pre-approved by our Audit Committee.

8	GigaCloud Technology Inc

Vote Required and Board of Directors’ Recommendation
Approval of Proposal 1 will be as an ordinary resolution, which requires the affirmative vote of a simple majority of the votes cast by our shareholders entitled to vote who are present virtually or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 1 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote. We expect that there will be no broker non-votes on this Proposal 1 due to the discretionary authority granted to brokerage firms, banks and other financial institutions.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG HUAZHEN LLP AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

PROXY STATEMENT	9

PROPOSAL 2
NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Description of the Proposal
In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, we are providing shareholders with an opportunity to make a non-binding, advisory vote on the compensation of our Named Executive Officers. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote and gives our shareholders the opportunity to express their views on our Named Executive Officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement.
Shareholders are urged to read the section titled “Executive Compensation,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our Named Executive Officers. Our Compensation Committee and Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that our shareholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion and the other related disclosures.”
As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 2, on an advisory basis, of the compensation of our Named Executive Officers requires the affirmative vote of a simple majority of the votes cast by our shareholders entitled to vote who are present virtually or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 2 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

10	GigaCloud Technology Inc

PROPOSAL 3
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF “SAY-ON-PAY” VOTES
Description of the Proposal
In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, we are providing our shareholders with an opportunity to make a non-binding, advisory vote on the frequency of future non-binding advisory votes on the compensation of our Named Executive Officers. This non-binding advisory vote is commonly referred to as a “Say-on-Frequency” vote and must be submitted to shareholders at least once every six years.
Shareholders have four choices for voting on this proposal. Shareholders can choose whether future non-binding advisory votes on the compensation of our Named Executive Officers should be conducted every “ONE YEAR,” “TWO YEARS,” or “THREE YEARS.” Shareholders may also “ABSTAIN” from voting.
After careful consideration, our board of directors recommends that future non-binding advisory votes on the compensation of our Named Executive Officers be held every three years. Our Board of Directors believes that holding a vote every three years is the most appropriate option because (i) it will enable shareholders to assess the compensation of our Named Executive Officers on a more informed and thoughtful manner based on a long-term analysis of the Company’s compensation program; and (ii) it avoids placing too much emphasis on the results or actions of a single year and will instead allow shareholders to make a more meaningful evaluation of the Company’s performance compared to the Company’s compensation practices.
Shareholders are not voting to approve or disapprove the recommendation of our Board of Directors that the non-binding advisory vote on the compensation of our Named Executive Officers be held every three (3) years. Rather, the option of one (1) year, two (2) years or three (3) years that receives the highest number of votes cast by shareholders indicates the preference of our shareholders on the frequency for the advisory vote on executive compensation. For purposes of this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.
As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation Committee value the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of holding future non-binding advisory votes on the compensation of our Named Executive Officers. However, because this is an advisory vote and therefore not binding on our Board of Directors or our Company, our Board of Directors may decide that it is in the best interests of our shareholders that we hold an advisory vote on the compensation of our Named Executive Officers more or less frequently than the option preferred by our shareholders. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our Board of Directors.
The SEC regulations require all public companies to submit a Say-on-Frequency proposal to their shareholders no later than the annual shareholder meeting held in the sixth calendar year after the immediately preceding vote on Say-on-Frequency. Our next Say-on-Frequency vote after the 2025 Annual Meeting will be held no later than our 2031 annual meeting.

PROXY STATEMENT	11

Vote Required and Board of Directors’ Recommendation
The alternative among one year, two years, or three years that receives the highest number of votes cast from our shareholders present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon will be deemed to be the frequency preferred by our shareholders. Broker non-votes and abstentions with respect to Proposal 3 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO HOLD FUTURE SHAREHOLDER NON-BINDING ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY “THREE YEARS.”

12	GigaCloud Technology Inc

Information About Our Board of Directors
Election of Directors
Our board of directors currently consists of five members. Our memorandum and articles of association provide that unless otherwise determined by our company in general meeting, the number of directors shall not be less than three directors, with the exact number of directors to be determined from time to time by our board of directors. We are not subject to any contractual obligations regarding the election of our directors. Our Nominating and Corporate Governance Committee and board of directors may consider a broad range of factors relating to the qualifications and background of nominees. See “Corporate Governance—Board Qualifications and Diversity” and “Corporate Governance—Director Nominations.”
The laws of the Cayman Islands and our memorandum and articles of association do not require an annual election of directors.
Our memorandum and articles of association provide that our shareholders may appoint any person to be a director by means of an ordinary resolution, whilst our board of directors may appoint any person to be a director, either to fill a casual vacancy or as an addition to the existing board. Additionally, if a director is removed from office by an ordinary resolution of our shareholders, the vacancy so created may be filled by an ordinary resolution of our shareholders, or by the affirmative vote of a simple majority of the remaining directors present and voting at a board meeting.
Our Board of Directors
The following table sets forth information regarding our directors as of the date of this proxy statement.

Directors	Age	Position/Title
Larry Lei Wu	54	Founder, chairman, director and chief executive officer
Marshall Bernes	81	Director, Head of BaaS Program
Zhiwu Chen	63	Independent Director
Jan William Visser	57	Independent Director
Lorri Kelley	63	Independent Director

PROXY STATEMENT	13

Director Biographies
The following is a brief biographical summary of the experience of our directors:

Larry Lei Wu

Larry Lei Wu is our founder and has served as our director, chairman and chief executive officer since our inception in 2006. Prior to founding our company, among others, Mr. Wu served as the general manager of a vocational education and online education company, New Oriental Education & Technology Group Inc. (NYSE: EDU and SEHK: 9901), from 2002 to 2006. Mr. Wu received his MBA degree from Yale University in 2002 and his bachelor’s degree in mechanical manufacturing from Beijing Union University in 1994.

Marshall Bernes

Mr. Bernes has served as the Company’s Head of Baas Program since January 2024. Prior to joining the Company, Mr. Bernes was the founder and former chief executive officer of Noble House Home Furnishings LLC since 1988, with more than 30 years of experience in the home furnishings market. Mr. Bernes attended medical school at the New York Medical College from 1966 to 1970, and he was board certified in 1976. Mr. Bernes received his bachelor of science degree from the University of Pittsburgh in 1966.

Non-Executive Directors (“Non-Employee Directors”)

Zhiwu Chen

Zhiwu Chen has served as our independent director since August 2022. He has been an independent director at Bairong Inc. (HKEX: 6608) since March 2021. Professor Chen has been a faculty member at the University of Hong Kong since 2016 and currently serves as director of both the Hong Kong Institute for the Humanities and Social Sciences (IHSS) and Centre for Quantitative History (CQH). Professor Chen was formerly a professor of finance at Yale University from 1999 to 2017. Professor Chen was on the board of directors at Noah Holdings (NYSE: NOAH) from December 2013 to June 2024, PetroChina Company Limited (HKSE: 857, SHSE: 601857, NYSE: PTR) from May 2011 to June 2017, Bank of Communications (SHSE: 601328) from November 2010 to August 2018, and IDG Energy Investment Ltd (HKSE: 650) from July 2015 to October 2018. Professor Chen received his PhD in financial economics from Yale University in 1990, his master’s degree in computer science from Changsha Institute of Technology in 1986 and his bachelor’s degree in computer science from Central-South University in 1983.

14	GigaCloud Technology Inc

Jan William Visser

Jan (John) William Visser has served as our independent director since August 2023. Mr. Visser joined doTERRA International as Vice President of Global Logistics in August 2018 and he has been the Executive Vice President of Operations since May 2024 overseeing sourcing, manufacturing, logistics, fulfillment, inventory control, supply and demand planning, trade compliance and data governance. Previously, he worked at Walmart, Inc. for almost 19 years where he had various responsibilities, including his last role as a vice president leading teams to provide strategic direction, talent development, process efficiency expertise and cost reduction support to Walmart's international markets. Mr. Visser has also served on Brigham Young University’s Global Supply Chain Advisory Board since 2011. Mr. Visser received his bachelor’s degree in Spanish Translation from Brigham Young University in 1992 and his MBA from the Thunderbird School of Global Management in 1996.

Lorri Kelley

Lorri Kelley has served as our independent director since August 2023. Mrs. Kelley is an established business executive, and in 2018 she founded Lorri Kelley Advisors, Inc., a strategic consulting firm providing services and guidance for manufacturers, retailers and a variety of service companies throughout the home and furniture industry. She has over 30 years of experience, serving in multiple executive roles, including President of BDI Furniture, Executive Vice President of Palliser Furniture, President and Chief Operating Officer for Home Elements, Chief Commercial Officer of Handy Living and Chief Sales and Marketing Officer at UNITERS North America. Mrs. Kelley is involved in all facets of the furniture industry, serving on the board of directors for Corsicana Mattress, City of Hope, WithIt and Klaussner Furniture. She received a Marketing and Merchandising Degree from Johnson County College in 1982.

A director is not required to hold any shares in our company to qualify to serve as a director. Our board of directors may exercise all the powers of our company to raise or borrow money, and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof, and to issue debentures, debenture stock, bonds and other securities, whether outright or as collateral security for any debt, liability or obligation of our company or of any third party. None of our directors has a service contract with us or any of our subsidiaries that provides for benefits upon termination of service.
Terms of Directors
Each of our directors is subject to a 12-month term of office and hold office until the end of each term or until such time as he or she resigns or is removed from office by ordinary resolution of our shareholders, subject further to the provisions in our memorandum and articles of association. Our directors may be elected by our board of directors, or by an ordinary resolution of our shareholders, subject further to the provisions in our memorandum and articles of association.
A director may be removed from office by an ordinary resolution of our shareholders. The notice of any meeting at which a resolution to remove a director shall be proposed or voted upon must contain a statement of the intention to remove that director and such notice must be served on that director not less than ten (10) calendar days before the meeting. Such director is entitled to attend the meeting and be heard on the motion for his removal.

PROXY STATEMENT	15

A director will also be removed from office automatically if, among other things, the director (i) becomes bankrupt or makes any arrangement or composition with his or her creditors; (ii) dies or is found by our company to be of unsound mind; (iii) resigns his or her office by notice in writing to our company; (iv) without special leave of absence from our board of directors, is absent from three consecutive meetings of the board and the board resolves that his or her office be vacated; or (v) is removed from office pursuant to any other provisions of our memorandum and articles of association, as amended and restated from time to time. There is no mandatory retirement age for directors. None of our directors has a service contract with us or any of our subsidiaries that provides for benefits upon termination of service.

16	GigaCloud Technology Inc

Director Compensation
Our employees who also serve as directors do not receive additional compensation for their service as directors. Our non-employee director compensation program provides for annual retainer fees and/or long-term equity awards for our non-employee directors.
Our Compensation Committee assessed our non-employee director compensation program in 2024, and, based on a recommendation from our Compensation Committee, our Board of Directors approved a revision to our non-employee director compensation program in August 2024, which included (i) an increase in the annual retainer from $50,000 in cash to $66,000 in cash, and (ii) an increase in share awards from $100,000 to $114,000 in our Class A ordinary shares, par value $0.05 per share, for each 12 month term. The increase in 2024 was primarily to adjust for the increased workload required to serve on our Board as the size, scope, and complexity of the Company also increased.
Director Compensation Table
The following table provides information regarding compensation paid to each of our non-employee directors for the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Zhiwu Chen	$58,000	$103,500	$—	$—	$—	$—	$161,500
Jan William Visser	$58,000	$103,500	$—	$—	$—	$—	$161,500
Lorri Kelley	$58,000	$103,500	$—	$—	$—	$—	$161,500
Frank Lin(3)	$—	$—	$—	$—	$—	$—	$—
(1)Represents the aggregate dollar amount of all fees earned or paid in cash for services as a director, including annual retainer fees.
(2)The amounts reported represent the aggregate grant date fair value of fully vested share awards upon grant during the applicable year, calculated in accordance FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 15 to our audited financial statements in the 2024 Annual Report. The amounts reported in this column reflect the accounting cost for the share awards.
(3)Mr. Lin has served as our director since November 2006 and resigned from our Board of Director in November 2024.
There were no unvested restricted share units held by our non-employee directors as of December 31, 2024.
We have entered into indemnification agreements with each of our directors. Under these agreements, we agree to indemnify our directors against all liabilities and expenses incurred by such persons in connection with claims made by reason of their being a director of our company to the fullest extent permitted by law with certain limited exceptions.

PROXY STATEMENT	17

Corporate Governance
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our board of directors, and corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic reviews and changes by our Nominating and Corporate Governance Committee and our board of directors.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics, as amended and restated, which is applicable to all of our directors, executive officers and employees. A copy of our code of business conduct and ethics is available on our website at https://www.gigacloudtech.com/. We have included our website address in this proxy statement solely as an inactive textual reference. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and investors should not consider it to be a part of this proxy statement.
Director Independence
Our board of directors consists of five directors. Our board of directors has affirmatively determined that all of our directors, other than Mr. Larry Lei Wu and Mr. Marshall Bernes, are independent directors in accordance with the listing requirements of the Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.
Our board of directors has also determined that each member of each committee of our board of directors is currently independent in accordance with the rules and regulations of the Nasdaq. Each member of our Audit Committee of our board of director is also independent in accordance with Rule 10a-3(b)(1) under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
There are no family relationships among any of our directors or executive officers.

18	GigaCloud Technology Inc

Risk Oversight
One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic and regulatory risk exposure, including monitoring our company’s compliance with cybersecurity and data protection rules and regulations, approving our company’s budget after considering various risks such as risks associated with supply chain, suppliers and key service providers, if any. Our board of directors receives periodic reporting from our chief executive officer on cybersecurity and any other business operational risks.
Shareholder Communications with Directors
Any shareholders or other interested parties may communicate with our board of directors or with an individual director by writing to our board of directors or to the particular director and mailing the correspondence to: GigaCloud Technology Inc, 4388 Shirley Avenue, El Monte, CA 91731, USA, Attention: Board of Directors c/o Board Secretary.
Communications must state the number of shares owned by the person making the communication, if any. Our Board Secretary will review and forward such communication to all of the members of our board of directors or to the individual director(s) to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, our Board Secretary may disregard the communication in his or her discretion. We will regularly provide our board of directors with a summary of all substantive communications.
Board Qualifications and Diversity
Our board of directors has delegated to our Nominating and Corporate Governance Committee the responsibility to identify, evaluate and recommend director candidates to our board of directors for their consideration, as deemed appropriate.
Directors are selected on the basis of talent, experience, integrity, independence and time availability in light of other commitments, among other things. Diversity of background, including diversity of gender, race, ethnic or geographic origin and age, and experience in areas relevant to our activities are factors in the selection process. For more details, please see “—Director Nominations.”
For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this proxy statement.
The following board diversity matrix sets forth the information concerning the gender and demographic background of our board of directors, as self-identified by its members.

PROXY STATEMENT	19

Country of Principal Executive Offices	CA, USA

Foreign Private Issuer	No

Disclosure Prohibited Under Home Country Law	No

Total Number of Directors	5

Part I: Gender Identity	Female	Male	Non- Binary	Did Not Disclose Gender

Directors	1	4	—	—

Part II: Demographic Background
Underrepresented Individual in Home Country Jurisdiction	—	2	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
In this section,
•“Diverse” means an individual who self-identifies in one or more of the following categories: Female, Underrepresented Minority, or LGBTQ+;
•“Female” means an individual who self-identifies her gender as a woman, without regard to the individual’s designated sex at birth;
•“Underrepresented Minority” means an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities;
•“LGBTQ+” means an individual who self-identifies as any of the following: lesbian, gay, bisexual, transgender, or as a member of the queer community; and
•“Two or More Races or Ethnicities” means a person who identifies with more than one of the following categories: White (not of Hispanic or Latinx origin), Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander.
Interested Transactions
A director who is in any way, whether directly or indirectly, interested in a contract or transaction or proposed contract or transaction with our company is required to declare the nature of his interest at a meeting of our directors. A director may, subject to any separate requirement for audit committee approval under applicable law or the Nasdaq Stock Market Listing Rules Company Manual vote with respect to any contract or transaction, or proposed contract or transaction, notwithstanding that he or she may be interested therein and if he or she does so, his or her vote shall be counted and he or she may be counted in the quorum at any meeting of the directors at which any such contract or transaction or proposed contract or transaction is considered. If such contract or arrangement is a transaction with a related party, it is a requirement under the Nasdaq Stock Market Listing Rules Company Manual that such transaction be approved by the audit committee.

20	GigaCloud Technology Inc

Duties of Directors
Under Cayman Islands law, our directors owe us fiduciary duties, including a duty of loyalty, a duty to act honestly and a duty to act in what they consider in good faith to be in our best interests. Our directors may only exercise the powers that are vested in them for a proper purpose, i.e. for the purpose for which such powers were conferred and not for a collateral purpose. Our directors also have a duty to act with skill and care. It was previously considered that a director need not exhibit in the performance of her or his duties a greater degree of skill than may reasonably be expected from a person of his knowledge and experience. However, English and Commonwealth Courts have moved towards an objective standard with regard to the required skill and care, and these authorities are likely to be followed in the Cayman Islands.
In fulfilling their duty of care to us, our directors must ensure compliance with our memorandum and articles of association, as amended and restated from time to time.
Our company may have the right to seek damages if a duty owed by our directors is breached.
Our board of directors has all the powers necessary for managing, and for directing and supervising, our business affairs. The functions and powers of our board of directors include, among others:
•convening shareholders’ annual and extraordinary general meetings and reporting its work to shareholders at such meetings;
•declaring dividends and distributions;
•appointing officers and determining the term of office of officers;
•exercising the borrowing powers of our company and mortgaging the property of our company; and
•approving the transfer of shares of our company, including the registering of such shares in our register of members.
Director Nominations
Our board of directors is responsible for nominating for appointment by our shareholders, or for appointing by resolution of our board of directors itself, directors to fill a vacancy or as an addition to the existing board. Our board of directors has delegated to our Nominating and Corporate Governance Committee the responsibility to identify, evaluate, and recommend director candidates to our board of directors for their consideration, as deemed appropriate.
Our board of directors has adopted corporate governance guidelines that include, among other things, the criteria that our board of directors may consider in evaluating the suitability of director candidates. Our board of directors has delegated to our Nominating and Corporate Governance Committee the responsibility for reviewing, on an annual basis, the qualification criteria for our board of directors as a whole and its individual members and recommending any changes to our board of directors for approval.
In identifying director candidates, our board of directors and our Nominating and Corporate Governance Committee may consider any factors that they deem appropriate in the context of the needs of our board of directors and the overall diversity and composition of our board of directors. Such factors may include, but are not limited to, the candidate’s qualifications, skills, expertise, experience, integrity, independence (including

PROXY STATEMENT	21

any actual or perceived conflicts of interest), and time availability in light of other commitments. Diversity may be considered across multiple dimensions, including diversity in experiences, perspective, and skills as well as diversity with respect to other background characteristics such as gender, age, culture, ethnicity, and nationality. Overall, our board of directors and our Nominating and Corporate Governance Committee will be guided to select and recommend director candidates that they determine are best suited to meet the needs of our board of directors and further the interests of our shareholders through their established record of professional accomplishment, ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape, and professional and personal experiences and relevant expertise.
Attendance at Annual Meeting
Attendance of the annual meeting of shareholders by our directors and nominees for directors, if any, is not mandatory. However, we invite and encourage each member of our Board of Directors to attend our annual meetings of shareholders. Three members of our directors attended the 2024 annual meeting of shareholders.
Board Leadership Structure
Our founder and chief executive officer, Larry Lei Wu, is the chairman of our board of directors. Our board of directors believes that Mr. Wu is the director best suited to identify strategic opportunities for our company and areas of focus for our board of directors due to his extensive understanding of our business as our founder and chief executive officer and his deep knowledge of our industry. Our board of directors also believes that the combined role of chairman and chief executive officer promotes effective execution of strategic initiatives and facilitates the flow of information between management and our board of directors. While the roles of chairman of our board of directors and chief executive officer are combined, Mr. Zhiwu Chen, will, among other things, lead meetings of the board when the chairman is not present, serve as liaison between the chairman and independent directors, have the authority to call meetings of the independent directors, and, if requested by a significant portion of our shareholders, be available for consultation and direct communication. Our board of directors believes our current board leadership structure will help ensure continuity of strong and effective leadership.
Board Meetings and Committees
Our board of directors meets on a regular basis during the year. Our board of directors met 11 times and acted by unanimous written consent six times in 2024. Each of the incumbent directors attended 75% or more of the aggregate number of meetings of our board of directors and all committees of our board of directors on which he or she served held during the period for which he or she was a director in 2024. The independent directors ordinarily hold executive sessions at regularly scheduled meetings of our board of directors.
Our board of directors has established three standing committees under our board of directors: an audit committee, a compensation committee and a nominating and corporate governance committee. We have adopted a charter, as amended and restated, for each of the three committees that has been approved by our board of directors and that satisfies the applicable standards of the SEC and Nasdaq. Each committee’s members and functions are described below. The functions performed by these committees are set forth in more detail in their charters, a copy of which are available on our website at https://www.gigacloudtech.com/.

22	GigaCloud Technology Inc

Audit Committee
Our Audit Committee consists of Zhiwu Chen, Jan William Visser and Lorri Kelley. Zhiwu Chen is the chairman of our Audit Committee. We have determined that Zhiwu Chen, Jan William Visser and Lorri Kelley satisfy the “independence” requirements of Rule 5605(c)(2) of the Nasdaq Stock Market Listing Rules and meet the independence standards under Rule 10A-3 under the Exchange Act. Our Audit Committee consists solely of independent directors that satisfy the Nasdaq and SEC requirements. Our board of directors has also determined that Zhiwu Chen, an independent director and the chairman of our Audit Committee, qualifies as an “audit committee financial expert” within the meaning of the SEC rules and possesses financial sophistication within the meaning of the Nasdaq Stock Market Listing Rules.
Our Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements. Our Audit Committee is responsible for, among other things:
•selecting our independent registered public accounting firm and pre-approving all auditing and non-auditing services performed by our independent registered public accounting firm;
•reviewing with the independent registered public accounting firm any audit problems or difficulties and management’s response;
•reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act;
•discussing the annual audited financial statements with management and our independent registered public accounting firm;
•reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposures;
•meeting separately and periodically with management and our independent registered public accounting firm;
•monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure compliance;
•annually reviewing and reassessing the adequacy of our Audit Committee charter;
•reporting regularly to the full board of directors; and
•performing such other matters that are specifically delegated to our Audit Committee by our board of directors from time to time.
Our Audit Committee held six meetings and acted by unanimous written consent once in 2024.
Compensation Committee
Our Compensation Committee consists of Zhiwu Chen, Jan William Visser and Lorri Kelley. Jan William Visser is the chairman of our Compensation Committee. We have determined that Zhiwu Chen, Jan William Visser and Lorri Kelley satisfy the “independence” requirements of Rule 5605(a)(2) of the Nasdaq Stock Market Listing Rules.
Our Compensation Committee assists our board of directors in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated.

PROXY STATEMENT	23

Our Compensation Committee is responsible for, among other things:
•reviewing and approving, or recommending to our board of directors for its approval, the compensation of our chief executive officer and other executive officers;
•reviewing and recommending to our board of directors for determination with respect to the compensation of our non-employee directors;
•reviewing and making recommendations to our board of directors with respect to the compensation of our directors;
•reviewing periodically and approving any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans;
•administering and overseeing our compliance with the compensation recovery policy;
•selecting a compensation consultant, legal counsel or other adviser only after taking into consideration all factors relevant to that person’s independence from management;
•annually reviewing and reassessing the adequacy of our Compensation Committee charter;
•reporting regularly to the full board of directors; and
•performing such other matters that are specifically delegated to our Compensation Committee by our board of directors from time to time.
Our Compensation Committee held two meetings and acted by unanimous written consent twice in 2024.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee has ever been one of our officers or employees. None of our executive officers currently serves, or has served, as a member of our board of directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our board of directors or Compensation Committee.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Zhiwu Chen, Jan William Visser and Lorri Kelley. Lorri Kelley is the chairperson of our Nominating and Corporate Governance Committee. We have determined that Zhiwu Chen, Jan William Visser and Lorri Kelley satisfy the “independence” requirements of Rule 5605(a)(2) of the Nasdaq Stock Market Listing Rules.
Our Nominating and Corporate Governance Committee assists our board of directors in selecting directors and in determining the composition of our board and board committees. Our Nominating and Corporate Governance Committee is responsible for, among other things:
•identifying and recommending nominees for election to our board of directors, or for appointment to fill any vacancy;
•reviewing annually with our board of directors its composition in light of the characteristics of independence, age, skills, experience and availability of service to us;
•identifying and recommending to our board the directors to serve as members of committees;
•advising our board periodically with respect to developments in the law and practice of corporate governance as well as our compliance with applicable laws and regulations;
•making recommendations to our board of directors on corporate governance matters and on any corrective action to be taken;

24	GigaCloud Technology Inc

•annually reviewing and reassessing the adequacy of our Nominating and Corporate Governance Committee charter;
•reporting regularly to the full board of directors; and
•performing such other matters that are specifically delegated to our Nominating and Corporate Governance Committee by our board of directors from time to time.
Our Nominating and Corporate Governance Committee held one meeting and acted by unanimous written consent twice in 2024.
Insider Trading Arrangements and Policies; Anti-Hedging and Anti-Pledging Policies
On January 1, 2024, we adopted an amended and restated insider trading compliance policy and procedures, or our Insider Trading Policy, governing the purchase, sale, and/or other dispositions of our securities by our directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations and Nasdaq listing rules. A copy of our Insider Trading Policy is filed as Exhibit 19 to the 2024 Annual Report.
Hedging transactions involving our securities, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities, are prohibited by our Insider Trading Policy. Additionally, individuals are prohibited from pledging our securities as collateral for a loan, purchasing our securities on margin (i.e., borrowing money to purchase the securities), or placing our securities in a margin account. This prohibition does not apply to cashless exercises of share options under our equity plans, nor to situations approved in advance by the compliance officer.

PROXY STATEMENT	25

Audit Committee Report
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of GigaCloud Technology Inc under the Securities Act or the Exchange Act.
The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee’s functions are more fully described in its charter. Management has the primary responsibility for our financial statements and reporting process, including our systems of internal controls. KPMG Huazhen LLP, our independent registered public accounting firm for fiscal year 2024, is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States, or U.S. GAAP.
The Audit Committee is also responsible for, among other things, selecting our independent registered public accounting firm and pre-approving all auditing and non-auditing services performed by our independent registered public accounting firm, reviewing with the independent registered public accounting firm any audit problems or difficulties and management’s response, and discussing the annual audited financial statements with management and our independent registered public accounting firm. The Audit Committee also annually reviews and reassesses the adequacy of our Audit Committee charter.
In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and KPMG Huazhen LLP the audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2024.
The Audit Committee also discussed with KPMG Huazhen LLP the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and SEC. The Audit Committee has received and considered the written disclosures and the letter from KPMG Huazhen LLP required by applicable requirements of the PCAOB regarding communications with the Audit Committee concerning independence and has discussed with KPMG Huazhen LLP its independence from the Company and our management. The Audit Committee has concluded that KPMG Huazhen LLP’s provision of audit and non-audit services to GigaCloud and its affiliates is compatible with KPMG Huazhen LLP’s independence.
Based on these reviews and discussions, the Audit Committee recommended to the board of directors that such audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
The Audit Committee of GigaCloud Technology Inc
Zhiwu Chen, Chairman
Jan William Visser
Lorri Kelley

26	GigaCloud Technology Inc

Executive Officers
Executive Officer Biographies
The following table sets forth certain information regarding our executive officers as of the record date. Pursuant to our memorandum and articles of association, our officers will be appointed or removed by and at the discretion of our board of directors.

Name	Age	Position
Larry Lei Wu	54	Founder, chairman, director and chief executive officer
Erica Xiaoyang Wei	34	Chief financial officer
Xin Wan	47	Chief technology officer
Xinyan Hao	43	Chief operating officer
Iman Schrock	41	President
Marshall Bernes	81	Director, Head of BaaS Program
Biographies for Mr. Wu and Mr. Bernes can be found under the section entitled “Information About our Board of Directors—Director Biographies” with the biographies of the other members of the Board. Biographies for our other executive officers are below:

Erica Xiaoyang Wei

Erica Xiaoyang Wei has served as our interim chief financial officer since August 2024 and chief financial officer since March 2025. Prior to joining the Company as the Vice President of Finance in August 2023, Ms. Wei spent nearly a decade in PwC’s Los Angeles office serving in positions of increasing responsibility, including Senior Manager within the firm’s auditing services practice, from 2013 to 2023. Ms. Wei holds a Bachelor of Science in accounting from the University of Southern California.

Xin Wan

Xin Wan has served as our chief technology officer since 2014. Prior to joining us, Mr. Wan served as the vice president of the education business unit of Aspire Company of China Mobile from 2010 to 2014 and as channel operation center manager and director in Oriental Standard (Beijing) Talent Service Co., Ltd. from 2007 to 2010. Mr. Wan received his master’s degree in software engineering in 2007 and his bachelor’s degree in software engineering in 2004 from Tsinghua University, and his bachelor’s degree in chemical engineering and English from Dalian University of Technology in 2002.

Xinyan Hao

Xinyan Hao has served as our chief operating officer since October 2010. Prior to joining us, Mr. Hao served as a lecturer at Oriental Standard (Beijing) Talent Service Co., Ltd. from 2008 to 2010. Mr. Hao received his bachelor’s degree in information management and information systems from Tsinghua University in 2004.

PROXY STATEMENT	27

Iman Schrock

Iman Schrock has served as our president since July 2022. Mr. Schrock has over 17 years of experience in the home furnishings industry as vice president of sales and marketing. Prior to joining us, Mr. Schrock served as vice president of Sales from August 2007 to July 2022. Mr. Schrock received his bachelor’s degree in information technology from American University in 2006, his MBA in 2007 from University of Wollongong and a PhD in organizational psychology from University of Phoenix in 2017.

28	GigaCloud Technology Inc

Compensation Discussion and Analysis
This Compensation Discussion and Analysis, or CD&A, section provides an overview and analysis of the material components of our compensation program for our Named Executive Officers identified below. Our compensation program is designed to align executive pay with measurable results intended to create value for shareholders, and utilize compensation as a tool to assist us in attracting and retaining the high-caliber executives that we believe are critical to our long-term success. We believe that the key to our success is the long-term shareholder value that is created by our employees. Our compensation philosophy is weighted towards providing equity awards, and we believe this helps to retain our executives and aligns their interests with those of our shareholders by allowing them to participate in the longer-term success of our company as reflected in share price appreciation. For example, we provide many of our employees, including our Named Executive Officers, with an equity award, which we believe motivates the employee to think of themselves as an owner of our company.
Unless stated otherwise, amounts in this CD&A are presented in U.S. dollars, except for the amounts reported for Mr. Lau below which were paid in Hong Kong dollars, or HK$, and have been converted into and presented in U.S. dollars at the rate of HK$7.7677 to US$1.00 for 2024 data, HK$7.8109 to US$1.00 for 2023 data and HK$7.8015 to US$1.00 for 2022 data, being the noon buying exchange rates in effect as of December 31, 2024, 2023 and 2022, respectively, as set forth in the H.10 statistical release of The Board of Governors of the Federal Reserve System.
Named Executive Officers
In 2024, the “Named Executive Officers,” which consist of each person who served as our principal executive officer and the principal financial officer during 2024 and our three next most highly compensated executive officers during 2024 who were serving as executive officers at December 31, 2024, and their positions were as follows:

•Larry Lei Wu, Chief Executive Officer;
•Erica Xiaoyang Wei, Vice President of Financial who became our Interim Chief Financial Officer effective August 19, 2024;
•Xinyan Hao, Chief Operating Officer;
•Xin Wan, Chief Technology Officer;
•Iman Schrock, President; and
•David Kwok Hei Lau, former Chief Financial Officer who stepped down from the position on August 19, 2024 and terminated employment with us on September 19, 2024.

PROXY STATEMENT	29

Elements of Our Executive Compensation Program
Determination of Compensation
The compensation of the Named Executive Officers is generally determined and approved by our Compensation Committee. The Compensation Committee conducts an annual review of compensation policies and practices to ensure adherence to our compensation philosophies. This review assesses whether the total compensation for our Named Executive Officers is fair, reasonable, and competitive. Factors considered include national surveys, publicly available executive compensation data, our industry standing, comparative performance, and the expertise and experience of our Named Executive Officers in their roles.
The Compensation Committee is primarily responsible for reviewing and approving the compensation elements for Named Executive Officers, which include base salaries and equity compensation. The Compensation Committee also evaluates the performance of the Chief Executive Officer and other Named Executive Officers for each relevant performance period. The Chief Executive Officer provides annual recommendations to the Compensation Committee regarding the compensation of all Named Executive Officers, excluding himself. The Compensation Committee reviews the Named Executive Officers' performance at least once a year and approves their compensation accordingly.
Annual Base Salary
The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Our Compensation Committee annually reviews the annual base salaries of our Named Executive Officers and makes adjustments as it deems necessary or appropriate based on publicly available information on other companies in similar size (revenue or market capitalization) and industry. Our Compensation Committee considers such data relevant to, but not determinative of, its consideration of overall executive compensation matters. For each Named Executive Officer, except the Chief Executive Officer, the Compensation Committee receives a performance assessment and salary adjustment recommendation from the Chief Executive Officer.
The annual base salaries for our Named Executive Officers did not change in 2024, except for Ms. Wei, who was appointed as Interim Chief Financial Officer from the role of Vice President of Finance in August 2024. Ms. Wei’s monthly salary was increased in August 2024 to adjust for an annual base salary of $307,765. The base salaries for our Named Executive Officers for 2024 were as follows:

Named Executive Officers	Annual Base Salary ($)
Larry Lei Wu	$162,000
Erica Xiaoyang Wei	$307,765
Xinyan Hao	$58,333
Xin Wan	$58,333
Iman Schrock	$300,000
David Kwok Hei Lau	$308,972
Monthly and Annual Cash Incentive Compensation
We provide achievement cash awards in recognition of the accomplishments of our executive officers overseeing the performance of the whole Company. These cash awards are based on objective performance criteria and are non-discretionary. In addition to their base salary, Mr. Wu, Mr. Hao, Mr. Wan and Mr. Schrock

30	GigaCloud Technology Inc

are eligible to participate in our cash incentive program, which is designed to provide appropriate incentives to them based on achievement of performance goals to promote and reward the achievement of key short-term strategic and our business goals as well as individual performance. The cash award to each of Mr. Wu, Mr. Hao and Mr. Wan is determined based on their achievement of meeting certain Company-wide performance targets or specific business operation targets. Mr. Schrock’s cash award is determined based on his achievement on a project-by-project basis. The amounts that Mr. Wu, Mr. Hao, Mr. Wan and Mr. Schrock earned pursuant to the performance-based awards program are non-discretionary and are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
Our Compensation Committee reviewed and approved the cash incentive program for fiscal year 2024 for our Chief Executive Officer, Chief Operating Officer and Chief Technology Officer based on company-wide performance goal, as well as cash incentive program to our President based on project-by-project performance. Payouts under the company-wide performance plan is payable on a monthly basis as targets are measured every month, while the payouts under the project-by-project plan is dependent on the completion of such projects. The payouts on the company-wide performance plan may start from 0% to an unlimited maximum amount of the target payout, based on the following formula:
Target Bonus Opportunity x Company Performance Goal x Individual Modifier = 2024 Cash Payout
•Target Bonus Opportunity. The target bonus include a baseline amount, adjusted by the actual performance against the target set for the Company Performance Goal described below (the “Target Bonus Opportunity”). The baseline amount is adjusted upward or downward by a fixed percentage, depending on whether actual performance exceeds or falls below the target. As the baseline amount can be adjusted either downward or upward, it may be zero if the actual performance is significantly lowered than the target, and there is no maximum if the actual performance is significantly higher than the target.
•Company Performance Goal. The Company Performance Goal for fiscal year 2024 were 1P profit and GigaCloud Marketplace GMV. 1P profit means the non-GAAP profit incurred by our internal business units related to the sale of our 1P inventory. GigaCloud Marketplace GMV is the total gross merchandise value of transactions ordered through our GigaCloud Marketplace including GigaCloud 3P and GigaCloud 1P, before any deductions of value added tax, goods and services tax, shipping charges paid by buyers to sellers and any refunds.
•Individual Modifier. For our Chief Executive Officer, the actual cash payout will be equaled to the target bonus calculated in the aforementioned formula multiple by a guaranteed fixed ratio. For our Chief Operating Officer and our Chief Technology Officer, the actual cash payout will be equaled to the target bonus calculated in the aforementioned formula and further adjusted upward or downward by a fixed ratio, depending on the overall management evaluation for the fiscal year made by the senior management and the Chief Executive Officer.
•At the end of the fiscal year, an additional one-time award is granted for meeting the annual Company performance goal.

PROXY STATEMENT	31

With the assistance of our management's input, our Compensation Committee reviews and approves rigorous performance metrics and set achievement levels for those metrics in a manner that is challenging to attain. We are not disclosing the actual target figures for 1P profit and GigaCloud Marketplace GMV as these amounts represent confidential financial and operational information, the disclosure of which would result in competitive harm to our business. In 2024, each of our Named Executive Officers who was eligible for cash awards generally successfully achieved the company performance goals or targets.
Equity-Based Incentive Awards
Our equity-based incentive awards are designed to align our interests and those of our shareholders with those of our employees, including our executive officers. Our Compensation Committee is responsible for approving equity grants.
The magnitudes of equity awards granted to our Named Executive Officers were based on a pre-determined fixed pool of equity awards to be issued to all eligible employees for the fiscal year, taking into account the Company's share prices, the Company's overall financial performance, historical awards and other macroeconomic factors. The pool will be furthered allocated to eligible employees, including our Named Executive Officers, based on individual's performance for the fiscal year. Except for our Chief Financial Officer, our Named Executive Officers do not necessarily receive equity award on an annual basis. Therefore, an Named Executive Officer's compensation, as reported in the Summary Compensation Table, may fluctuate materially from year to year depending on whether a grant was made in a particular year.
In 2024, our Compensation Committee determined that granting of restricted share units (“RSUs”) would encourage retention and also align the interest of our Named Executive Officers to those of our shareholders, providing opportunities for our Named Executive Officers to benefit from future successes in our Company through the appreciation of the value of their equity-awards. The equity awards granted to our employees are typically vested on two schedules: (a) 50% of the equity awards are vested immediately and 50% of the equity awards are subject to 12-month service condition; and (b) 100% of the equity awards are vested immediately upon grant. The RSUs vested are immediately settled in the Company's Class A ordinary shares. We believe such tailored vesting schedule reflects the need to align the interests of these executives with the long-term success of the Company, encouraging sustained performance and commitment to our strategic goals. For our Chief Financial Officer, because the responsibilities and performance cannot be directly tied to a specific revenue generating business or operation function, an annual equity awards equivalent to the amount of $100,000 will be granted. This award will be granted and vested upon the fulfillment of the service condition for each 12-month period, as stipulated in the employment agreement. Equity awards to our Named Executive Officers (including grant amounts and vesting schedules) are determined at the Compensation Committee’s discretion after taking into account other direct compensation elements, the recommendations of our Chief Executive Officer regarding the Named Executive Officers (excluding the Chief Executive Officer) and the landscape in which we compete for executive talent.
Although we do not have a formal policy on when equity awards will be granted, we typically grant equity awards to our employees, including our Named Executive Officers, in the second quarter of the fiscal year.
In 2024, our Compensation Committee granted the following RSUs awards to our Named Executive Officers:

32	GigaCloud Technology Inc

Named Executive Officers	Number of RSUs Granted (#)
Larry Lei Wu	100,000
Erica Xiaoyang Wei	6,000
Xinyan Hao	25,000
Xin Wan	20,000
Iman Schrock	10,000
David Kwok Hei Lau(1)	36,917
(1)In connection with Mr. Lau's separation, 8,917 RSUs were granted and vested as of September 26, 2024.
Pension and Non-qualified Deferred Compensation Plans
Our Named Executive Officers do not participate in any pension or non-qualified deferred compensation plans and received no pension benefits or non-qualified deferred compensation during the fiscal year ended December 31, 2024.
Other Elements of Compensation
We are required by the Hong Kong Mandatory Provident Fund Schemes Ordinance to make monthly contributions to the mandatory provident fund scheme in an amount equal to at least 5% of an employee’s salary subject to a cap of $192 (HK$1,500) per month per employee.
In 2024, we made the following required contributions to our Named Executive Officers because either all or a portion of their salary was paid in Hong Kong. The amounts below were presented at the rate of HK$7.7677 to US$1.00 for 2024 data, being the noon buying exchange rates in effect as of December 31, 2024 as set forth in the H.10 statistical release of The Board of Governors of the Federal Reserve System:
•Mr. Wu: $2,317 (HK$18,000);
•Mr. Hao: $2,317 (HK$18,000);
•Mr. Wan: $1,891 (HK$14,685); and
•Mr. Lau: $1,738 (HK$13,500).
Ms. Wei and Mr. Schrock did not receive such contributions as they are not residents of Hong Kong, and their salaries were not paid in Hong Kong.
Other than above, our Named Executive Officers did not participate in any tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and non-qualified defined contribution plans in 2024.
Policies on Clawback and Recovery of Compensation
We have adopted a clawback policy, which permits us to recover all or a portion of any incentive-based compensation that was received by a covered executive on or after October 2, 2023, including equity awards, in the event that we are required to prepare an accounting restatement. The amount which may be recovered will be the amount by which the affected compensation exceeded the amount that would have been payable had the financial statements been initially filed as restated. A copy of the clawback policy is filed as an Exhibit 97.1 to the 2024 Annual Report.

PROXY STATEMENT	33

Compensation Committee Report
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of GigaCloud Technology Inc under the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the company’s management. Based on this review and discussion, the Compensation Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The Compensation Committee of GigaCloud Technology Inc

Jan William Visser, Chairman
Zhiwu Chen
Lorri Kelley

34	GigaCloud Technology Inc

Executive Compensation Tables
Summary Compensation Table
The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to the Named Executive Officers for services rendered during the years ended December 31, 2024, 2023 and 2022.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Larry Lei Wu, Chief Executive Officer(5)	2024	$162,000	$3,102,000	$214,710	$2,317	$3,481,027
	2023	$162,000	$—	$122,862	$2,304	$287,166
	2022	$142,000	$—	$18,860	$2,237	$163,097
Erica Xiaoyang Wei, Chief Financial Officer(6)	2024	$272,432	$184,740	$—	$—	$457,172
	2023	$—	$—	$—	$—	$—
	2022	$—	$—	$—	$—	$—
Xinyan Hao, Chief Operating Officer	2024	$58,333	$775,500	$173,117	$2,317	$1,009,267
	2023	$58,333	$141,668	$221,225	$1,728	$422,955
	2022	$58,333	$—	$65,492	$—	$123,825
Xin Wan, Chief Technology Officer	2024	$58,333	$620,400	$169,682	$1,891	$850,306
	2023	$58,333	$—	$221,000	$2,155	$281,488
	2022	$58,333	$300,000	$84,472	$1,346	$444,150
Iman Schrock, President(7)	2024	$311,527	$310,200	$50,000	$—	$671,727
	2023	$304,802	$194,900	$50,000	$—	$549,702
	2022	$152,981	$—	$—	$—	$152,981
David Kwok Hei Lau, Former Chief Financial Officer(8)(9)	2024	$230,184	$1,062,416	$—	$1,738	$1,294,338
	2023	$307,263	$163,768	$—	$2,304	$473,335
	2022	$233,288	$—	$—	$1,346	$234,634
(1)Dollar value of base salary earned during the applicable fiscal year, including accrued but unused vacation time.
(2)The amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of fully vested stock awards upon grant during the applicable year, calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 13 to our audited financial statements in the 2024 Annual Report. The amounts reported in this column reflect the accounting cost for the stock awards.
(3)Amounts reflect non-discretionary cash awards for meeting certain Company-wide performance targets earned by Mr. Wu, Mr. Hao and Mr. Wan, and project-by-project performance based cash awards earned by Mr. Schrock.
(4)Amounts reflect monthly contributions made by us pursuant to the Hong Kong Mandatory Provident Fund Schemes Ordinance to the mandatory provident fund scheme on behalf of certain executives. Such amounts was made by us pursuant to the Hong Kong Mandatory Provident Fund Schemes Ordinance to the mandatory provident fund scheme only. These amounts were paid in HK$ and converted into and presented in U.S. dollars at the rate of HK$7.7677 to US$1.00 for 2024 data, as set forth in the H.10 statistical release of The Board of Governors of the Federal Reserve System.
(5)Mr. Wu's annual base salary rate was adjusted in May 2022 to $162,000 and remained at $162,000 in 2023 and 2024, respectively.
(6)Ms. Wei was appointed as Interim Chief Financial Officer in August 2024 and her annual salary was increased to $307,765 to reflect the appointment.
(7)Mr. Schrock joined us as our President in July 2022, and therefore the salary amount set forth in the table above reflects the amount earned for the portion of 2022 in which he was employed by us. Mr. Schrock had an annual base salary rate of $300,000 in 2024.
(8)For purposes of this table, amounts reported for Mr. Lau were paid in HK$ and were converted into and presented in U.S. dollars at the rate of HK$7.7677 to US$1.00 for 2024 data, as set forth in the H.10 statistical release of The Board of Governors of the Federal Reserve System.
(9)Mr. Lau joined us as our Chief Financial Officer in May 2022 and separated from service effective September 19, 2024 and therefore the salary amount set forth in the table above reflects the amount earned for the portion of 2024 and 2022 in which he was employed by us. Mr. Lau had an annual base salary rate of $308,972 (HK$2,400,000) in 2024.

PROXY STATEMENT	35

Grants of Plan-Based Awards

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(2)						All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)		Threshold (#)		Target (#)		Maximum (#)
Larry Lei Wu	Cash Incentive	—	—	$213,719	—		—		—		—		—		—
	RSUs	April 10, 2024	—	—	—		—		—		—		100,000		$3,102,000
Erica Xiaoyang Wei	Cash Incentive	—	—	—	—		—		—		—		—		—
	RSUs	April 1, 2024	—	—	—		—		—		—		6,000		$184,740
Xinyan Hao	Cash Incentive	—	—	$142,479	—	—	—	—	—	—	—	—	—	—	—
	RSUs	April 10, 2024	—	—	—		—		—		—		25,000		$775,500
Xin Wan	Cash Incentive	—	—	$142,479	—	—	—	—	—	—	—	—	—	—	—
	RSUs	April 10, 2024	—	—	—		—		—		—		20,000		$620,400
Iman Schrock	Cash Incentive	—	—	$50,000	—	—	—		—		—	—	—		—
	RSUs	April 10, 2024	—	—	—		—		—		—		10,000		$310,200
David Kwok Hei Lau	Cash Incentive	—	—	—	—		—		—		—		—		—
	RSUs	April 10, 2024	—	—	—		—		—		—		28,000		$868,560
	RSUs	September 26, 2024	—	—	—		—		—		—		8,917		$193,856
(1)The amounts in these columns represent the threshold, target and maximum amounts of potential annual cash incentive awards that may be earned by our Named Executive Officers during fiscal year 2024. The actual payouts earned under the cash component are reflected in the “Non-equity incentive plan compensation” column of the “Summary Compensation Table”
(2)We do not provide for additional payout under our equity incentive plan awards.
(3)Represents the grant date fair value of the award as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 13 to our audited financial statements in the 2024 Annual Report. The amounts reported in this column reflect the accounting cost for the share awards.

36	GigaCloud Technology Inc

Outstanding Equity Awards at Fiscal Year-End
The following table presents summary information regarding the outstanding equity awards held by each of the Named Executive Officers as of December 31, 2024. None of our Named Executive Officers held any options to purchase our Class A ordinary shares or other securities as of December 31, 2024.

Share Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Larry Lei Wu	—	—		—	—	—
Erica Xiaoyang Wei	—	—		—	—	—
Xinyan Hao	April 10, 2024	12,500	(1)	231,500	—	—
Xin Wan	April 10, 2024	10,000	(1)	185,200	—	—
Iman Schrock	—	—		—	—	—
David Kwok Hei Lau	—	—		—	—	—
(1)These RSUs, which were granted on April 10, 2024, vest upon the satisfaction of a service condition. 50% of the RSUs are vested immediately on the grant date and 50% of the RSUs vest in 12 months after the grant date.
Option Exercises and Stock Vested
The following table presents summary information regarding the vesting during 2024 of RSUs previously granted to the Named Executive Officers. Our Named Executive Officers do not hold any stock options.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Larry Lei Wu	100,000	$3,102,000
Erica Xiaoyang Wei	6,000	$184,740
Xinyan Hao	26,638	$887,528
Xin Wan	10,000	$310,200
Iman Schrock	10,000	$310,200
David Kwok Hei Lau	36,917	$1,062,416
(1)“Value Realized on Vesting” is calculated by multiplying the number of shares vested by the market value of our Class A ordinary shares on the date when the shares are granted and vested.
Employment Agreements with the Named Executive Officers
We have entered into a written, at-will employment agreement with each of the Named Executive Officers that govern the terms and conditions of their service relationship with us, including the terms and conditions related to their compensation and benefits.
The employment agreements entitle each of our Named Executive Officers to receive cash compensation, participate in long-term compensation arrangements, including our share incentive plans, and participate in all of our employee benefit plans and arrangements made available by us to our similarly situated executives, including any retirement plan and medical insurance plan. The compensation received by our Named Executive Officers in accordance with these employment agreements is disclosed in “Summary Compensation Table” in this proxy statement.

PROXY STATEMENT	37

The employment agreements for our Named Executive Officers also provide for payments and benefits in connection with certain terminations of employment, as described below under “Potential Payments upon Termination or Change in Control.”
Potential Payments upon Termination or Change in Control
Pursuant to the employment agreements with our Named Executive Officers, if we terminate their employment without cause (as defined in the employment agreements) or if they resign for good reason (as defined in the employment agreements), we shall (i) continue to pay and otherwise provide to each of our Named Executive Officers, during the relevant notice period (as defined below), all compensation, base salary and previously earned but unpaid incentive compensation, if any, and shall continue to allow them to participate in any benefit plans in accordance with the terms of such plans during such notice period; and (ii) pay to them any such amount as may be agreed between us and our Named Executive Officers. The relevant notice period means 30 days’ notice for a termination by us without cause and 60 day’s notice for a termination by the Named Executive Officer with good reason. Regular salary will be paid during the notice period.
The employment agreements contain standard confidentiality provisions, effective during and after their employment with us, as well as noncompetition and nonsolicitation restrictive covenants, effective during the two-years following the termination of their employment with us.
Except as mentioned above, we do not have any other contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) to a Named Executive Officer at, following, or in connection with the resignation, retirement or other termination of a Named Executive Officer, or a change in control of the company or a change in the Named Executive Officer’s responsibilities following a change in control, with respect to each Named Executive Officer.

38	GigaCloud Technology Inc

CEO Pay Ratio
In accordance with the requirements of Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (which we collectively refer to as the “Pay Ratio Rule”), we are providing disclosure regarding the ratio of the annual total compensation of our Chief Executive Officer to that of our median employee.
This pay ratio represents our reasonable estimate calculated in a manner consistent with the Pay Ratio Rule and applicable guidance, which provide flexibility in how companies identify the median employee. Each company may use a different methodology and make different assumptions particular to that company. As a result, and as explained by the SEC when it adopted this rule, in considering the pay ratio disclosure, shareholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow shareholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.
Pay Ratio
For 2024, the annual total compensation of our Chief Executive Officer was $3,481,027, the annual total compensation of our median employee was $24,855, and the ratio of these two amounts was 140 to 1. We believe that this ratio is a reasonable estimate calculated in a manner consistent with the requirements of the Pay Ratio Rule.
Median Employee
To determine the median employee compensation, we analyzed the compensation of all of our global employees located in the United States, China, Japan, Germany, the United Kingdom, Vietnam and Malaysia, excluding our Chief Executive Officer, as of December 31, 2024. We annualized wages and salaries for full time and part-time employees that were not employed for the full year. We used base salary and actual bonus as the consistently applied compensation measure to determine the median employee. After identifying the median employee, we calculated annual total compensation for the median employee according to the methodology used to report the annual total compensation of our Named Executive Officers as reported on the Summary Compensation Table above. We selected December 31, 2024 as the date upon which we would identify the “median employee” because it enabled us to make such identification in a reasonably efficient and economical manner.

PROXY STATEMENT	39

Pay Versus Performance
In accordance with the requirements of Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our Chief Executive Officer (also referred to as principal executive officer, or “PEO”) and our other Named Executive Officers (“Non-PEO NEOs”) for the fiscal years listed below.
For more information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, see the section titled “Compensation Discussion and Analysis.” The information contained in this Pay Versus Performance section will not be incorporated into any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference therein.

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(5)	Net Income ($ in thousands)	Total Revenues ($ in thousands)(6)
2024	$3,481,027	$3,481,027	$747,118	$737,069	118.04	177.16	$125,808	$1,161,042
2023	$287,166	$287,166	$431,870	$478,843	116.60	128.06	$94,108	$703,831
2022	$163,097	$163,097	$238,898	$238,898	36.27	82.14	$23,972	$490,071
(1)Mr. Larry Lei Wu was the PEO for each of the years in the table.
(2)For each year, the amount shown in Compensation Actually Paid to PEO in the table above equals the Summary Compensation Table Total for PEO because all equity awards granted to our PEO were vested immediately upon grant, and therefore there are no outstanding and unvested equity awards for our PEO.
(3)The individuals comprising our Non-PEO NEOs for 2024 were Ms. Erica Xiaoyang Wei, Mr. Xinyan Hao, Mr. Xin Wan and Mr. Iman Schrock. The individuals comprising our Non-PEO NEOs for each of 2023 and 2022 were Mr. David Kwok Hei Lau, Mr. Xinyan Hao, Mr. Xin Wan and Mr. Iman Schrock.
(4)Average Compensation Actually Paid to our Non-PEO NEOs in the table above reflects the following adjustments from the Summary Compensation Table for the years set forth in the table below. The amounts shown for average Compensation Actually Paid to our non-PEO NEOs have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by our non-PEO NEOs during the applicable year.

	Non-PEO NEOs
	2024	2023	2022
Average Summary Compensation Total	$747,118	$431,870	$238,898
Less: Grant Date Fair Value of Stock Awards Granted in Current Year	$472,710	$125,084	$75,000
Plus: Fair Value of Stock Awards Granted in Current Year and Unvested as of Year End	$104,175	$64,681	$—
Plus: Change in Fair Value from Prior Year End to Current Year End of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	$—	$—	$—
Plus: Change in Fair Value from Prior Year End to Vesting Date of Vested Awards Granted in Prior Years	$60,263	$—	$—
Plus: Fair Value at Vesting Date of Vested Awards Granted in Current Year	$298,223	$107,376	$75,000
Average Compensation Actually Paid	$737,069	$478,843	$238,898
(5)For purposes of calculating the Peer Group Total Shareholder Return (“TSR”), we utilized the Dow Jones Internet Commerce Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in the 2024 Annual Report. The comparison assumes $100 was invested in the Company's Class A ordinary shares for the period starting August 18, 2022, the first day the Company’s Class A ordinary shares began trading on the Nasdaq Global Market through the end of the fiscal year. Historical stock performance is not necessarily indicative of future stock performance.

40	GigaCloud Technology Inc

(6)Total revenues is the company-selected financial measure from the list of the most important performance measures used to link compensation actually paid to our PEO and other Non-PEO NEOs to our Company’s performance.
Description of the relationships between executive compensation actually paid and metrics on the pay versus performance table
The following graph reflects the relationship between the compensation actually paid for our PEO and for the average of our other Non-PEO NEOs as calculated in accordance with Item 402(v) of Regulation S-K, our Total Shareholder Return, and the Peer Group TSR of the Dow Jones Internet Commerce Index over the applicable measurement period.

Compensation Actually Paid versus Total Shareholder Return and Peer Group Total Shareholder Return
Compensation Actually Paid
Total Shareholder Return
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$—
200
160
120
80
40
0
2022
2023
2024
$163,097
$238,898
36.27
82.14
$287,166
$478,843
116.60
128.06
$3,481,027
$737,069
118.04
177.16
PEO Compensation Actually Paid
Average Non-PEO NEOs Compensation Actually Paid
GigaCloud TSR
Dow Jones Internet Commerce Index

The following graph reflects the relationship between the compensation actually paid for our PEO and for the average of our other Non-PEO NEOs as calculated in accordance with Item 402(v) of Regulation S-K, and our net income calculated in accordance with GAAP over the applicable measurement period:

PROXY STATEMENT	41

Compensation Actually Paid versus Net Income
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$–
Compensation Actually Paid
$240,000
$180,000
$120,000
$60,000
$–
Net Income ($ in thousands)
$3,481,027
$125,808
$94,108
$737,069
$23,972
$478,843
$287,166
$238,898
$163,097
2022
2023
2024
PEO Compensation Actually Paid
Average Non-PEO NEOs Compensation Actually Paid
Net Income

The following graph reflects the relationship between the compensation actually paid for our PEO and for the average of our other Non-PEO NEOs as calculated in accordance with Item 402(v) of Regulation S-K, and Walmart’s net sales calculated in accordance with GAAP over the applicable measurement period:

Compensation Actually Paid versus Total Revenues
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$—
Compensation Actually Paid ($)
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
Total Revenues ($ in thousands)
$1,161,042
$3,481,027
$703,831
$737,069
$490,071
$478,843
$287,166
$238,898
$163,097
2022
2023
2024
PEO Compensation Actually Paid
Average Non-PEO NEOs Compensation Actually Paid
Total Revenues

42	GigaCloud Technology Inc

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that we believe to have been the most important in linking Compensation Actually Paid to our PEO and Non-PEO NEOs to Company performance.

Total Revenues
Net Income
GigaCloud Marketplace GMV(1)
Adjusted EBITDA(2)
(1)GigaCloud Marketplace GMV is the total gross merchandise value of transactions ordered through our GigaCloud Marketplace including GigaCloud 3P and GigaCloud 1P, before any deductions of value added tax, goods and services tax, shipping charges paid by buyers to sellers and any refunds.
(2)Adjusted EBITDA is net income excluding interest, income taxes and depreciation and amortization, further adjusted to exclude share-based compensation expenses and non-recurring items.

PROXY STATEMENT	43

Equity Compensation Plan Information
The following table contains information about securities authorized for issuance under our equity compensation plans as of December 31, 2024.

Plan category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders(1)	—	—	2,682,348 Class A ordinary shares(2)
Equity compensation plans not approved by security holders(3)	—	—	—
Total	—	—	2,682,348 Class A ordinary shares
________________________________
(1)Equity compensation plans approved by security holders include the 2017 Plan.
(2)Represents 2,682,348 shares available for future issuance under the 2017 Plan.
(3)We do not have any equity compensation plans not approved by security holders.

44	GigaCloud Technology Inc

Security Ownership of Certain Beneficial Owners and Management
Share Ownership
The following table sets forth information concerning the beneficial ownership of our ordinary shares on an as-converted basis, as of February 28, 2025, for:
•each of our directors and executive officers, including the Named Executive Officers;
•all of our executive officers and directors as a group; and
•each person known to us to beneficially own 5% or more of our total issued and outstanding ordinary shares.
Except as noted by footnote, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them.
We have adopted a dual-class ordinary share structure. The calculations in the table below are based on 40,066,364 ordinary shares, par value $0.05 per share, issued and outstanding, comprised of 31,989,632 Class A ordinary shares, par value $0.05 per share, (which had excluded an aggregate of 43,265 Class A ordinary shares issued and reserved for future allocation upon exercise or vesting of awards granted under our share incentive plans; and 848,622 Class A ordinary shares issued and repurchased but not yet cancelled) and 8,076,732 Class B ordinary shares, par value $0.05 per share, as of February 28, 2025.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included shares that the person has the right to acquire within 60 days of the date of this proxy statement, including through the exercise of any option, warrant or other right or the conversion of any other security. These shares, however, are not included in the computation of the percentage ownership of any other person.

PROXY STATEMENT	45

	Ordinary Shares Beneficially Owned**
	Class A Ordinary Shares		Class B Ordinary Shares		Percentage of Total Voting Power***
	Shares	Percent of Class	Shares	Percent of Class
Directors and Executive Officers**
Larry Lei Wu(1)	100,000	*	8,076,732	100.0%	71.7%
Erica Xiaoyang Wei	6,000	*	—	—%	*
Xinyan Hao(2)	787,486	2.5%	—	—%	*
Xin Wan(3)	807,540	2.5%	—	—%	*
Iman Schrock	25,000	*	—	—%	*
Marshall Bernes(4)	61,000	*	—	—%	*
Zhiwu Chen	21,582	*	—	—%	*
Jan William Visser	7,970	*	—	—%	*
Lorri Kelley(5)	7,970	*	—	—%	*
All directors and executive officers as a group	1,824,548	5.7%	8,076,732	100.0%	73.2%
Other 5% Shareholders:
BLACKROCK, INC.(6)	1,691,246	5.3%	—	—%	1.5%
*Less than 1% of our total outstanding shares.
*Except as indicated otherwise below, the business address of our directors and executive officers is c/o GigaCloud Technology Inc, 4388 Shirley Avenue, El Monte CA 91731.
**Beneficial ownership information disclosed herein represents direct and indirect holdings of entities owned, controlled or otherwise affiliated with the applicable holder as determined in accordance with the rules and regulations of the SEC.
***For each person or group included in this column, percentage of total voting power represents voting power based on both Class A and Class B ordinary shares beneficially owned by such person or group with respect to the voting power of all of our issued and outstanding Class A and Class B ordinary shares as a single class. Each holder of our Class A ordinary shares is entitled to one vote per share and each holder of our Class B ordinary shares is entitled to ten votes per share on all matters submitted to them for a vote. Our Class A ordinary shares and Class B ordinary shares vote together as a single class on all matters submitted to a vote of our shareholders, except as may otherwise be required by law. Our Class B ordinary shares are convertible at any time by the holder into Class A ordinary shares on a one-for-one basis, while Class A ordinary shares are not convertible into Class B ordinary shares under any circumstances.
(1)Represents (i) 100,000 Class A ordinary shares and (ii) 8,076,732 Class B ordinary shares held by Ji Xiang Hu Tong Holdings Limited, a company incorporated in the British Virgin Islands. The sole shareholder of Ji Xiang Hu Tong Holdings Limited is a limited liability company incorporated in Delaware, U.S., controlled by Mr. Wu as its sole member and sole manager. Mr. Wu may be deemed to be the beneficial owner of the shares held by Ji Xiang Hu Tong Holdings Limited. The registered address of Ji Xiang Hu Tong Holdings Limited is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands.
(2)Represents 787,486 Class A ordinary shares held by ICEBERY LIMITED. Mr. Hao is the sole shareholder and sole director of ICEBERY LIMITED. The registered address of ICEBERY LIMITED is at the offices of Tricor Services (BVI) Limited, 2/F, Palm Grove House, P.O. Box 3340, Road Town, Tortola, British Virgin Islands.
(3)Represents 807,540 Class A ordinary shares held by FAITHFUL WINNER HOLDINGS LIMITED. Mr. Wan is the sole shareholder and sole director of FAITHFUL WINNER HOLDINGS LIMITED. The registered address of FAITHFUL WINNER HOLDINGS LIMITED is at the offices of Tricor Services (BVI) Limited, 2/F, Palm Grove House, P.O. Box 3340, Road Town, Tortola, British Virgin Islands.
(4)Represents (i) 45,000 Class A ordinary shares held by the Marshall R. Bernes Family Trust of which Mr. Bernes is the settlor and a co-trustee of the Family Trust and (ii) 16,000 Class A ordinary shares held by by the Marshall R. Bernes, M.D., Inc. Profit Sharing Plan ("PSP"), a retirement trust for which Mr. Bernes serves as a trustee.
(5)Represents 7,970 Class A ordinary shares held by Lorri Kelley Advisors, Inc. Mrs. Kelley is the sole shareholder and sole director of Lorri Kelley Advisors, Inc. The registered address of Lorri Kelley Advisors, Inc. is 9001 W 110th St., Suite 230, Overland Park, KS 66210 U.S.
(6)Based on the most recently available Schedule 13G filed with the SEC on November 8, 2024 by BlackRock, Inc. BlackRock, Inc., a parent holding company through certain of its subsidiaries, beneficially owned 1,691,246 shares of Class A ordinary shares with sole voting power over 1,665,594 shares and sole dispositive power over 1,691,246 shares. The registered address of Blackrock, Inc. is 50 Hudson Yards, New York, NY 10001.

46	GigaCloud Technology Inc

As of February 28, 2025, we had 13 ordinary shares held by record holders in the U.S. We are not aware of any of our shares that are pledged as security by our directors or executive officers. We are not aware of any arrangement, including any pledge by any person of our securities that may, at a subsequent date, result in a change of control of our company.

PROXY STATEMENT	47

Delinquent Section 16(A) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statement of beneficial ownership and certain statements of changes in beneficial ownership of our equity securities (collectively, the “Section 16(A) reports”).
Based solely on our review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2024, except, due to administrative error, for (i) a late Form 4 filing made on behalf of Frank Hurst Lin, dated June 20, 2024 to report an open market sale of shares on June 17, 2024, and (ii) a late Form 4 filing made on behalf of Frank Hurst Lin, dated December 12, 2024 to report an open market sale of shares on December 6, 2024.

48	GigaCloud Technology Inc

Certain Relationships and Related-Party and Other Transactions
Transactions with Related Persons
Employment Agreements
We have entered into employment agreements with each of our executive officers, including the named executive officers. See “Executive Officer Compensation Tables—Employment Agreements with the Named Executive Officers” regarding the description of the employment agreements with the Named Executive Officers.
Indemnification of Directors and Executive Officers
Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as providing indemnification against civil fraud or the consequences of committing a crime.
Our memorandum and articles of association provide that each of our directors shall be indemnified against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such director, other than by reason of such director’s own dishonesty, willful default or fraud, in or about the conduct of our company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretion, including any costs, expenses, losses or liabilities incurred by such director in defending (whether successfully or otherwise) any civil proceedings concerning our company or our affairs in any court whether in the Cayman Islands or elsewhere. This standard of conduct is generally the same as permitted under the Delaware General Corporation Law for a Delaware corporation.
In addition, we have entered into indemnification agreements with each of our directors and executive officers, including the Named Executive Officers, that provide such persons with additional indemnification beyond that provided in our memorandum and articles of association. Under these agreements, we agree to indemnify our directors and executive officers against all liabilities and expenses incurred by such persons in connection with claims made by reason of their being a director or officer of our company to the fullest extent permitted by law with certain limited exceptions.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling us under the foregoing provisions, we have been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Equity Grants to Executive Officers and Directors; Share Incentive Plans
We have granted share options and restricted share units awards to certain of our executive officers and non-employee directors. See “Information About Our Board of Directors—Director Compensation” and

PROXY STATEMENT	49

“Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Equity-Based Incentive Awards”
Review, Approval or Ratification of Transactions with Related Persons.
Our board of directors adopted a written related person transaction policy, effective on August 17, 2022 upon our initial public offering, as amended and restated on January 1, 2024 (the “related party transaction policy”). Our related person transaction policy sets forth the policies and procedures for the review and approval or ratification of related person transactions.
This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.
In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

50	GigaCloud Technology Inc

Availability of Annual Report on Form 10-K
Shareholders can access the 2024 Annual Report, which includes our Form 10-K, and other financial information, on our website at https://www.gigacloudtech.com/. Alternatively, shareholders can request a paper copy of the 2024 Annual Report free of charge by writing to: GigaCloud Technology Inc, 4388 Shirley Avenue, El Monte, CA 91731, USA, Attention: Investor Relations.
Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.
We have filed the 2024 Annual Report on Form 10-K with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov.

PROXY STATEMENT	51

Questions and Answers
Why am I receiving these materials?
The board of directors of GigaCloud Technology Inc is making these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting. The Annual Meeting will occur on July 11, 2025 at 9:00 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting at the virtual meeting site of meetnow.global/M7MA7UR.
What is included in these materials?
These materials include this Proxy Statement and Proxy Card for the Annual Meeting and the 2024 Annual Report to Shareholders, which includes the annual report on Form 10-K for the year ended December 31, 2024. We are first making these materials available to you on the Internet on or about April 29, 2025.
Who is soliciting my vote?
Our board of directors is soliciting your vote for the Annual Meeting.
What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to consider and vote on the following resolutions and matters:
1.To ratify the selection and appointment of KPMG Huazhen LLP, an independent registered public accounting firm, as the independent auditor of GigaCloud Technology Inc for the fiscal year ending December 31, 2025 ("Proposal 1”).
2.To approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as disclosed in the Proxy Statement ("Proposal 2").
3.To select, on a non-binding advisory basis, whether the future advisory votes on the compensation of our Named Executive Officers should be held every one, two or three years ("Proposal 3").
4.To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.
Can I attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of shareholders.
You are invited to attend the Annual Meeting if you are a registered shareholder as of the record date or if you hold a valid proxy for the Annual Meeting. Registered shareholders and street name shareholders with a legal proxy from their broker, bank or other nominee will be able to attend the Annual Meeting by visiting meetnow.global/M7MA7UR. On the date of the Annual Meeting, these registered shareholders may submit questions while connected to the virtual meeting site of meetnow.global/M7MA7UR. In order to attend the Annual Meeting, vote online and submit questions on Internet, you will need the 16-digit control number which is included in the Notice Regarding the Availability of Proxy Materials mailed to you. Please be aware

52	GigaCloud Technology Inc

Questions and Answers
that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. If you encounter difficulties accessing the Annual Meeting, please call the technical support number that will be posted on the registration page for the Annual Meeting website.
Shareholders of record at the close of business on April 28, 2025, or the record date, are entitled to receive notice of, and attend and vote at the Annual Meeting or any adjournment thereof. A shareholder entitled to attend and vote at the Annual Meeting is entitled to appoint a proxy to attend and vote on his or her behalf. A proxy need not be our shareholders. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.
Who is entitled to attend and vote at the Annual Meeting?
Holders of our ordinary shares registered directly in your name with our transfer agent, Computershare Trust Company, N.A., as of the close of business on April 28, 2025, the record date, may attend and vote at the Annual Meeting. As of the record date, there were 29,991,730 shares of our Class A ordinary shares (which had excluded an aggregate of 139,915 Class A ordinary shares issued and reserved for future allocation upon exercise or vesting of awards granted under our share incentive plans, and 3,227,376 Class A ordinary shares repurchased under our share repurchased program but not yet cancelled) and 8,076,732 shares of our Class B ordinary shares outstanding. Each Class A ordinary shares is entitled to one vote, and each Class B ordinary shares is entitled to ten votes. Holders of our Class A ordinary shares and Class B ordinary shares will vote as a single class on all matters described in this proxy statement.
How does our board of directors recommend I vote on the Proposal?
Our board of directors unanimously recommends that you vote:
1.“FOR” the ratification of the selection and appointment of KPMG Huazhen LLP, an independent registered public accounting firm, as the independent auditor of GigaCloud Technology Inc for the fiscal year ending December 31, 2025.
2.“FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers; and
3.“THREE YEARS” for the proposal to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our Named Executive Officers.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record with respect to those shares, and you will receive the Notice Regarding the Availability of Proxy Materials directly. As a shareholder of record, you may vote your shares virtually at the Annual Meeting or by proxy as described below.
If your shares are held in a share brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Notice and, upon your request, the proxy materials were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.

PROXY STATEMENT	53

How can I vote my shares?
If you are a shareholder of record, you may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.
•By Telephone. You may vote by proxy by calling the toll-free number (within the U.S., U.S. territories and Canada) found on the proxy card.
•By Mail. You may vote by proxy by filling out the proxy card and returning it in the postage-paid envelope.
Internet and telephone voting will be available 24 hours a day and will close at 8:59 a.m. Pacific Time on July 9, 2025, Wednesday. Votes submitted by mail must be received by 8:59 a.m. Pacific Time on July 9, 2025, Wednesday.
If you are a beneficial owner of shares held in street name, you should have received from your bank, broker or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank or other nominee.
•By Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank or other nominee.
•By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the postage-paid return envelope provided to you by your broker, bank or other nominee.
If you received more than one Notice Regarding the Availability of Proxy Materials or proxy card, then you hold our shares in more than one account. You should vote for all shares held in each of your accounts.
Please see "Can I attend the Annual Meeting?" above for more information.
If I submit a proxy, how will it be voted?
When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the shareholder. If no specific instructions are given, you give authority to the chairman of the Annual Meeting, who is Larry Lei Wu, GigaCloud’s chairman and chief executive officer (or, should Mr. Wu not attend the Annual Meeting, Mr. Zhiwu Chen), to vote the shares in accordance with the recommendations of our board of directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

54	GigaCloud Technology Inc

Questions and Answers
Can I change my vote or revoke my proxy?
Yes. If you are a shareholder of record, you can change your vote or revoke your proxy before it is exercised by:
•Timely delivery of a written notice that you are revoking your proxy to GigaCloud Technology Inc, 4388 Shirley Avenue, El Monte, CA 91731, USA, Attention: Board Secretary; or
•Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet.
Your most current proxy card or Internet proxy is the one that is counted.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single Notice or Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
Brokers with account holders who are GigaCloud shareholders may be “householding” our proxy materials. A single Notice or Proxy Statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or our company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, (1) beneficial owners may notify your banks, brokers or other holders of record and (2) shareholders of record may direct your written request to our transfer agent, Computershare Trust Company, N.A. (for overnight mail delivery: 150 Royall St, Suite 101, Canton, MA 02021; for regular mail delivery: PO box 43006, Providence, RI 02940-3006; by telephone: 1-800 736 3001 (toll-free) or 1-781-575 3100 (toll)). A separate copy of the Notice Regarding the Availability of Proxy Materials or the proxy materials will be delivered promptly upon request. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their banks, brokers or other holders of record, or our transfer agent as indicated above.
Can I submit questions at the Annual Meeting?
Shareholders of record who log in to the Annual Meeting as a shareholder will have an opportunity to submit questions in writing during the meeting. Shareholder questions or comments are welcome, but we will only answer questions pertinent to matters discussed at the Annual Meeting, subject to time constraints. Substantially similar questions may be grouped together.

PROXY STATEMENT	55

What constitutes a quorum at the Annual Meeting?
One or more shareholders holding shares which carry in aggregate (or representing by proxy) not less than one-third of all votes attaching to all shares in issue and entitled to vote at the Annual Meeting, present virtually or by proxy or, if a corporation or other non-natural person, by its duly authorized representative, shall be a quorum for the Annual Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting virtually.
Abstentions and withhold votes are counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called “broker non-votes”) are also considered “shares present” for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the “routine” matters even if they do not receive voting instructions from you. We expect that the ordinary resolution to ratify the selection of KPMG Huazhen LLP as our independent auditor for the fiscal year ending December 31, 2025 will be a routine matter. Accordingly, if your shares are held by a brokerage firm, bank or other financial institution on your behalf and you do not instruct the brokerage firm, bank or other financial institution as to how to vote your shares, your brokerage firm, bank or other financial institution will be entitled to exercise discretion to vote your shares only on Proposal 1, but your brokerage firm, bank or other financial institution may not exercise discretion to vote on the other proposal.
How many votes are needed to approve the Proposals?
Proposal 1 of this proxy statement requires an ordinary resolution. Broker non-votes and abstentions with respect to Proposal 1 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote. We expect that there will be no broker non-votes on Proposal 1 due to the discretionary authority granted to brokerage firms, banks and other financial institutions.
Proposal 2 of this proxy statement requires an ordinary resolution to approve, on a non-binding advisory basis, of the compensation of our Named Executive Officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Proposal 3 of this proxy statement provides shareholders with the opportunity to choose among four options with respect to this proposal. You may vote for holding the non-binding advisory vote to approve the compensation of our Named Executive Officers every “ONE YEAR,” “TWO YEARS,” “THREE YEARS,” or vote for “ABSTAIN.” The frequency receiving the greatest number of votes cast by shareholders will be deemed to be the preferred frequency option of our shareholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Provided that there is a quorum, an ordinary resolution to be passed by the shareholders requires the affirmative vote of a simple majority of the votes cast by the shareholders entitled to vote who are present virtually or by proxy at a general meeting.
With respect to Proposals 2 and 3, because these proposals are an advisory vote, the result will not be binding on our Board of Directors, our Audit Committee, our Compensation Committee, or the Company. However, our Board of Directors, the Audit Committee and the Compensation Committee will consider the outcome of

56	GigaCloud Technology Inc

Questions and Answers
the votes when making future decisions regarding the Company’s independent auditor appointment, Named Executive Officer compensation, and the frequency of holding future non-binding “say-to-pay” votes on the compensation of our Named Executive Officers.
What is the impact of abstentions, withhold votes and broker non-votes?
Abstentions, withhold votes and broker non-votes are considered “shares present” for the purpose of determining whether a quorum exists, but will not be considered votes properly cast at the Annual Meeting and will have no effect on the outcome of the vote. Our shareholders have no rights under the Cayman Islands Companies Act to exercise dissenters’ or appraisal rights with respect to the proposals being voted on.
Who pays for the cost of this proxy solicitation?
We will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our ordinary shares and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We also will disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
Why did I receive a Notice Regarding the Availability of Proxy Materials rather than a full set of proxy materials?
In accordance with the SEC rules, we have elected to furnish our proxy materials, including this proxy statement, the Proxy Card and the 2024 Annual Report, primarily via the Internet rather than by mailing the materials to shareholders. The Notice Regarding the Availability of Proxy Materials provides instructions on how to access our proxy materials on the Internet, how to vote, and how to request printed copies of the proxy materials. Shareholders may request to receive future proxy materials in printed form by following the instructions contained in the Notice Regarding the Availability of Proxy Materials. We encourage shareholders to take advantage of the proxy materials on the Internet to reduce the costs and environmental impact of the Annual Meeting.
How can I obtain GigaCloud's Form 10-K and other financial information?
Shareholders can access the 2024 Annual Report, which includes our Form 10-K, other financial information and exhibits, on our website at https://www.gigacloudtech.com/. Alternatively, shareholders can request a paper copy of the 2024 Annual Report free of charge by writing to: GigaCloud Technology Inc, 4388 Shirley Avenue, El Monte, CA 91731, USA, Attention: Board Secretary.
We have filed the 2024 Annual Report on Form 10-K with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov.

PROXY STATEMENT	57

How do I submit a shareholder proposal for consideration at next year's annual meeting of shareholders?
The Companies Act provides shareholders with only limited rights to requisition a general meeting, and does not provide shareholders with any right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our memorandum and articles of association provide that upon the requisition of any one or more of our shareholders who together hold shares which carry in aggregate not less than 10 percent of all votes attaching to the issued and outstanding of our ordinary shares that as at the date of the deposit carry the right to vote at general meetings, our board of directors will convene an extraordinary general meeting and put the resolutions so requisitioned to a vote at such meeting. Under our memorandum and articles of association, our shareholders do not have any right to submit a proposal for inclusion at our annual general meetings. However, our directors will consider any such proposal which is submitted by a shareholder in accordance with the next paragraph, and may, at the sole and absolute discretion of our board of directors, include such proposal for the next annual general meeting.
Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual general meeting of shareholders by submitting their proposals in writing to us in a timely manner. In order to be considered for inclusion in the proxy statement for the 2026 annual general meeting of shareholders, shareholder proposals must be received at our principal executive offices no later than December 15, 2025, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Any other shareholder proposal for the annual general meeting of shareholders in 2026, which is submitted outside the processes of Rule 14a-8, shall be considered untimely unless received by us in writing no later than March 16, 2026. However, if the date of the annual general meeting is moved by more than 30 days from the date contemplated at the time of this year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. Your proposal must be in writing and comply with the proxy rules of the SEC. You should send your proposal to: GigaCloud Technology Inc, 4388 Shirley Avenue, El Monte, CA 91731, USA, Attention: Board Secretary.
How do I recommend a director nominee?
Under Cayman Islands law, shareholders do not have the right to nominate a person for election as a director directly. However, if shareholders submit information about a potential candidate for the board to our Nominating and Corporate Governance Committee, our Nominating and Corporate Governance Committee will consider whether they are appropriate for nomination to our board. The ultimate decision as to whether or not to propose a potential candidate for election shall be at the sole and absolute discretion of our board of directors.

58	GigaCloud Technology Inc

Additional Information
Where You Can Find More Information
We file annual, quarterly and current reports, proxy statements and other information with the SEC.
Our SEC filings are available to the public at the website maintained by the SEC at https://www.sec.gov. You may also read and copy any document we file with the SEC on our website at https://www.gigacloudtech.com/. The information on our website should not be deemed to be part of this proxy statement.
You should rely on the information contained in this document. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 29, 2025. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to shareholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
Other Business
Our board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the person named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet or by executing and returning the proxy card at your earliest convenience.

PROXY STATEMENT	59

GIGACLOUD TECHNOLOGY

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically or by mail must be received by 8:59 a.m. (Pacific Time), July 9, 2025

Online
Go to **www.envisionreports.com/GCT** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/GCT

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2025 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote FOR Proposals 1 - 2.

B Proposal — The Board of Directors recommend a vote 3 YEARS on Proposal 3.

	1 YR	2 YRS	3 YRS	Abstain
3. To select, on a non-binding advisory basis, whether future advisory votes on the compensation of our Named Executive Officers should be held every one, two, or three years ("Proposal 3").	☐	☐	☐	☐

C Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

044VLF

The 2025 Annual Meeting of Shareholders of GigaCloud Technology Inc will be held on
Friday, July 11, 2025 at 9:00 a.m. (Pacific Time)
virtually via the Internet at meetnow.global/M7MA7UR.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/GCT

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — GigaCloud Technology Inc

Notice of 2025 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — July 11, 2025

Larry Lei Wu, with the power of substitution, is hereby authorized to represent and vote all of the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of GigaCloud Technology Inc to be held online at meetnow.global/M7MA7UR or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the Proxies in accordance with the directions given by the shareholders, as indicated in this proxy card. If no such directions are indicated, the Proxies will have authority to vote FOR items 1-2, and 3 YEARS for item 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

D Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.